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                                                                    Exhibit 10.8


                                    FORM OF

                          OFFICE SPACE LEASE AGREEMENT

         THIS OFFICE SPACE LEASE AGREEMENT (this "Lease") is made as of this _______ day of __________________, 2000, by and between CORPORATE PROPERTIES HOLDING, INC., A DELAWARE CORPORATION (hereinafter referred to as "Landlord"), and ANC RENTAL CORPORATION, A DELAWARE CORPORATION (hereinafter referred to as "Tenant").

                                    RECITALS

         WHEREAS, Landlord owns that certain parcel of land located in the City of Ft. Lauderdale, Broward County, Florida, more particularly and legally described on Exhibit "A" attached hereto (the "Land"), upon which Landlord has developed an office complex with an address of 5301 NW 33rd Avenue, Fort Lauderdale, Florida 33309 (the "Office Complex") consisting of a one-story building (the "Building") and common areas; and

         WHEREAS, Tenant desires to lease space in the Office Complex and Landlord is willing to rent space in the Office Complex to Tenant, upon and subject to the terms, conditions, covenants and agreements set forth herein.

         NOW, THEREFORE, for and in consideration of the premises hereof, the parties hereto, intending legally to be bound, hereby covenant, stipulate and agree as follows:

                            ARTICLE 1 - THE PREMISES

1.1.    DEMISE.

Landlord does hereby demise, let and lease unto Tenant, and Tenant does hereby hire, lease and take as Tenant from Landlord, for the term, for the use and on those terms and conditions hereinafter specified in this lease the premises hereinafter defined and described in Section 1.2 of this Lease.

1.2.    PREMISES.

The premises shall consist of and include approximately 31,651 square feet of the Building within the Office Complex (the "Premises"). The location and configuration of the Premises are outlined on the floor plan(s) attached hereto as Exhibit "B" and made a part hereof. Tenant or its predecessor in interest has been occupying the Premises for some time prior to the Lease Commencement Date and accepts the Premises in its "AS IS" condition on the Lease Commencement Date.

1.3.    NONEXCLUSIVE RIGHTS.

The lease of the Premises includes the nonexclusive right, together with other tenants of the Office Complex and members of the public, to use the common and public areas of the Office Complex (i.e., common area lobby, stairways, hallways, laboratories and reasonable ingress and egress to the Premises, subject to reasonable security requirements established by Landlord with regard to such ingress and egress) for purposes of ingress and egress, but includes no other rights not specifically set forth herein.



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1.4.    LANDLORD'S RESERVED RIGHTS.

Landlord and its authorized agents or representatives shall have access to the Premises at all times (other than with respect to the enclosed office area portions of the Premises for which Landlord will provide reasonable notice prior to entering such enclosed offices); provided, however, Landlord shall exercise reasonable efforts not to interfere with the operation of Tenant's business. Landlord reserves the right (i) to change from time to time the street address and/or name of the Office Complex and/or the arrangement and/or location of entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public portions of the Office Complex; (ii) to own, install, erect, use, maintain and repair and replace pipes and conduits in and through the Premises; and (iii) to grant to any other person or entity the exclusive right to conduct any particular business or undertaking in the Office Complex. Tenant hereby consents and agrees to the foregoing and further agrees and acknowledges that Landlord may exercise any or all of the foregoing rights without being deemed guilty of an eviction, actual or constructive, or a disturbance or interruption of the business of Tenant or of Tenant's use or occupancy of the Premises; provided such do no adversely affect Tenant's use or occupancy of the Premises.

                                ARTICLE 2 - TERM

2.1.    TERM.

The term of this Lease ("Lease Term") shall commence at 12:01 a.m. on the Lease Commencement Date and shall continue unless earlier terminated in accordance with the provisions of this Lease, for a period of twelve (24) months thereafter and shall cease, terminate and expire at 11:59 p.m. on December 31, 2001 or earlier date of termination as provided in this Lease (the "Lease Expiration Date").

2.2.    LEASE COMMENCEMENT DATE.

The Lease Commencement Date shall be January 1, 2000.

2.3.    EXTENSION TERM.

     (1) Provided that the Tenant is not then in default of this Lease beyond any applicable notice and cure period, Tenant shall have the one-time option to extend the Lease Term for an additional two (2) years with ninety (90) days written notice to Landlord prior to the expiration of the original Lease Term (the "Extension Term"). Base Rent for the Extension Term shall be Nine Hundred Three Thousand Five Hundred Seventy-Two and 84/100 Dollars ($903,572.84), together with applicable sales tax thereon (i.e., the Base Rent as set forth in Section 3.2 multiplied by one hundred four percent [104%]).

     (2) Hereinafter, the annual Base Rent, as adjusted on the Extension Term, plus all Additional Rent may from time to time be referred to herein as "Rent".



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                                ARTICLE 3 - RENT

3.1.    RENT.

Tenant shall pay as Rent for the Premises the amounts set forth in this Lease (each of which shall be considered rent and all of which are, unless specifically stated otherwise, collectively referred to herein as "Rent").

3.2.    BASE RENT.

Tenant shall pay as base rent ("Base Rent") the sum of Eight Hundred Sixty Eight Thousand Eight Hundred and Twenty Dollars and 04/100 ($868,820.04) annually ($27.45 per square foot), payable in equal monthly installments of Seventy Two Thousand Four Hundred and One Dollars and 67/100 ($72,401.67) each, in advance, together with all applicable sales taxes thereon. The first payment of Base Rent shall be made upon the Lease Commencement Date, and the second and subsequent monthly payments shall be made on the first day of each and every calendar month during the Lease Term. If the Lease Commencement Date is a date other than the first day of a month, the first monthly installment of Base Rent shall be prorated for the period from such date until the first day of the following month at the rate of one-thirtieth (1/30th) of the monthly installment for each day, payable in advance.

3.3.    GROSS RENT.

     (a) Notwithstanding anything in this Lease to the contrary, the Base Rent shall be construed as gross rent. Accordingly, Base Rent shall include Tenant's contribution for Operating Expenses (as defined below), Real Estate Taxes (as defined blow), insurance and utilities and Tenant shall not be obligated to pay any amounts for such items other than the Base Rent; provided, however, in no event shall the gross nature of this Lease limit or restrict in any way Landlord's obligations to maintain the Common Areas or pay Real Estate Taxes, insurance or utilities.

     (b) The term "Operating Expenses" as used herein shall mean all expenses, costs and disbursements of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with the ownership, management, operation and maintenance of the Office Complex and Land.

     (c) The term "Real Estate Taxes" as used herein shall mean all general and special real estate taxes, special assessments, and other ad valorem taxes, rates, levies and assessments payable in respect of such year by Landlord upon or with respect to the Office Complex or the Land by any governmental or quasi-governmental authority and all taxes specifically imposed in lieu of any such taxes.

3.4.    SALES TAX.

In addition to the Base Rent and any other sums or amounts required to be paid by Tenant to Landlord pursuant to the provisions of this Lease, Tenant shall also pay to Landlord, simultaneously with such payment of such rents or other sums or amounts, the amount of any applicable sales use or excise tax on any such rents or other sums or amounts so paid by Tenant to Landlord, whether the same be levied, imposed or assessed by the State of Florida or any other federal, state, county or municipal governmental entity or agency. Any such sales, use or excise taxes shall be paid by



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Tenant to Landlord at the same time that each of the Base Rent or any other sum or amount with respect to which such taxes are payable are paid by Tenant to Landlord.

3.5.    ADDITIONAL RENT.

If Landlord shall make any expenditure for which Tenant is responsible or liable under this Lease, or if Tenant shall become obligated to Landlord under this Lease for any sum other than Base Rent, the amount thereof shall be deemed to constitute additional rent ("Additional Rent") and shall be due and payable by Tenant to Landlord, together with all applicable sales taxes thereon, if any, simultaneously with the next succeeding monthly installment of Base Rent or at such other time as may be expressly provided in this Lease for the payment of the same.

3.6.    PAYMENT OF RENT.

Each of the foregoing amounts of Rent and other sums shall be paid to Landlord on the first (1st) day of every month during the Lease Term without demand and without deduction, set-off, claim or counterclaim of any nature whatsoever which Tenant may have or allege to have against Landlord, except as otherwise expressly set forth in this Lease, and all such payments shall, upon receipt by Landlord, be and remain the sole and absolute property of Landlord. All such Rent and other sums shall be paid to Landlord in legal tender of the United States at the address to which notices to Landlord are to be given or to such other party or to such other address as Landlord may designate from time to time by written notice to Tenant. If Landlord shall at any time accept any such rents or other sums after the same shall become due and payable, such acceptance shall not excuse a delay upon subsequent occasions, or constitute or be construed as a waiver of any of Landlord's rights hereunder.

3.7.    PAST DUE RENT.

If Tenant fails to make any payment of Rent on or before the fifteenth (15th) day after such payment is due and payable, Tenant shall pay to Landlord an administrative late charge of five percent (5%) of the amount of such payment. All past due sums payable hereunder, including past due payments of Rent, shall bear interest at the maximum interest rate then allowable under the laws of the State of Florida from the date such payment became due to the date of payment thereof by Tenant. Such late charge and interest shall constitute Additional Rent due and payable hereunder with the next installment of Base Rent due hereunder.

                       ARTICLE 4 - INTENTIONALLY DELETED

                          ARTICLE 5 - USE OF PREMISES

5.1.    USE.

Tenant shall throughout the Lease Term, use and occupy the Premises solely for computer floor space and for general office and administrative purposes and for no other use or purpose whatsoever without the prior written consent of Landlord which consent shall not be unreasonably withheld, however the Tenant recognizes that Tenant's utilization of the Premises has been carefully considered by Landlord as the Tenant's utilization of the Premises is interspersed with Landlord's utilization of adjacent areas and that such uses must be reasonably compatible with Landlord's utilization of the Office Complex. Tenant shall not use or occupy the Premises for any unlawful



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purposes or in any manner that will constitute waste, nuisance or unreasonable annoyance to Landlord or other tenants or occupants of the Office Complex.

5.2.    COMPLIANCE WITH LAWS.

Tenant shall comply with all applicable laws, ordinances (including zoning ordinances and land use requirements), rules, regulations, and orders of all federal, state, county and municipal governments and any other public or quasi-public authority regarding Tenant's use and occupancy of the Premises and all of Tenant's machinery, equipment and furnishings located therein, and of any insurance underwriting board or insurance inspection bureau having or claiming jurisdiction or any other body exercising similar functions and of all insurance companies from time to time selected by Landlord to write policies of insurance covering the Premises and any business activity conducted therein or therefrom. It is expressly understood that if any present or future law, ordinance, regulation or order requires an occupancy permit for the Premises, Tenant will obtain such permit at Tenant's own expense.

5.3.    HAZARDOUS MATERIALS AND SEWAGE PROHIBITED.

Neither Tenant nor any of its employees, agents, invitees, licensees, contractors or subtenants (if permitted) shall use, generate, manufacture, refine, treat, process, produce, store, deposit, handle, transport, release, or dispose of Hazardous Materials in, on or about the Premises, Office Complex or Land, or the groundwater thereof, in violation of any federal, state or municipal law, decision, statute, rule, ordinance or regulation currently in existence or hereafter enacted or rendered. Tenant shall give Landlord prompt written notice of any claim received by Tenant from any person, entity, or governmental agency that a release or disposal of Hazardous Materials has occurred on the Premises, Office Complex or Land. As used herein, the term "Hazardous Materials" shall mean and be defined as any and all toxic or hazardous substances, chemicals, materials or pollutants, of any kind or nature, which are regulated, governed, restricted or prohibited by any federal, state or local law, decision, statute, rule, or ordinance currently in existence or hereafter enacted or rendered.

Tenant shall not discharge into any sanitary sewer system serving the Premises or the Office Complex any toxic or hazardous sewage or waste other than that which is normal domestic waste water for the type of business contemplated by this Lease to be conducted by Tenant on, in or from the Premises. Any toxic or hazardous sewage or waste which is produced or generated by Tenant or in connection with the operations of Tenant's business shall be handled and disposed of as required by and in compliance with all applicable local, state and federal laws, ordinances and rules or regulations or shall be pre-treated to be level of domestic wastewater prior to discharge into any sanitary sewer system serving the Premises or the Office Complex.

                     ARTICLE 6 - ASSIGNMENT AND SUBLETTING

6.1.    ASSIGNABILITY.

Tenant shall have no right to assign, transfer, sublease, mortgage or otherwise encumber this Lease or Tenant's interest in this Lease or the Premises; provided, however, the Tenant shall have the right to assign this Lease without the necessity obtaining Seller's consent to: (i) any entity which is wholly-owned by Tenant; or (ii) in the event of the merger of Tenant and/or the sale of substantially all of the assets of Tenant to a third party (any transfer pursuant to 6.1(i) or (ii) being a "Permitted



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Transfer"), then this Lease may be assigned in connection with such Permitted
Transfer; provided, however, that in connection with any such assignment, the assignee shall execute and deliver to Landlord an assumption agreement in form reasonably acceptable to Landlord.

6.2.    ASSIGNMENT IN BANKRUPTCY.

Notwithstanding any of the foregoing provisions, covenants, and conditions of
Section 6.1 above to the contrary, in the event that this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. 101 et seq (the "Bankruptcy Code"), any and all monies or other consideration payable to or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other consideration constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid to or turned over to Landlord. If Tenant proposes to assign this Lease pursuant to the provisions of the Bankruptcy Code to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to Tenant, then notice of such proposed assignment setting forth (i) the name and address of such person,
(ii) all of the terms and conditions of such offer, and (iii) the adequate assurance to be provided by Tenant to assure such person's future performance under this Lease, including, without limitation, the assurances referred to in the Bankruptcy Code, or any such successor or substitute legislation or rule thereto, shall be given to Landlord by Tenant no later than twenty (20) days after receipt by Tenant, but in any event no later than ten (10) days prior to the date that Tenant shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption. Landlord shall thereupon have the prior right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person, less any brokerage commissions which may be payable out of the consideration to be paid by such person for the assignment of this Lease. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

                  ARTICLE 7 - TENANT'S MAINTENANCE AND REPAIRS

7.1.    MAINTENANCE.

Tenant shall promptly make or cause to be made all non-structural and routine mechanical repairs needed to maintain the Premises in its present condition, subject to reasonable wear, tear and damage due to casualty. Landlord shall promptly make or cause to be made all structural and non-routine mechanical repairs and replacements to maintain the Premises, which shall include keeping the roof and Premises free of leaks, repairs to the plumbing and drainage systems, electrical systems, HVAC system and the exterior and interior structural elements of the building. Tenant shall be responsible for any electrical or equipment upgrades due to Tenant's use.




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7.2.    REPAIRS.

All injury, breakage and damage to the Premises and to any other part of the Office Complex caused by any act or omission of Tenant, or of any agent, employee, subtenant, contractor, customer or invitee of Tenant, shall be repaired by and at the sole expense of Tenant, except that Landlord shall have the right, at its option, to make such repairs and to charge Tenant for all actual and reasonable costs and expenses incurred in connection therewith as Additional Rent hereunder, which shall be due and payable upon demand and shall bear interest from the demand date until paid.

7.3.    AS IS.

The Tenant acknowledges that the Office Complex is being accepted by the Tenant in its present "AS IS" and "WHERE IS" condition and other than with respect to the Landlord's agreement to repair and maintain the Office Complex as specifically set forth in this Lease, the Tenant hereby accepts the Office Complex "AS IS" and "WHERE IS" without any representations or warranties, expressed or implied.

                         ARTICLE 8 - TENANT ALTERATIONS

8.1.    PROHIBITION.

Tenant shall not make or permit anyone to make any alteration, addition, improvements, removal, demolition or other construction or work of any nature (collectively "Alterations") structural or otherwise, in or to any portion of the interior or exterior of the Premises or the Office Complex without Landlord's prior written consent which shall not be unreasonably withheld as to non-structural changes which only affect the interior of the Building and which may be arbitrarily withheld as to any other Alterations.

8.2.    REMOVAL.

If any Alterations are undertaken or permitted by Tenant without the prior written consent of Landlord, Landlord shall have the right to remove and correct such Alterations and restore the Premises to its condition immediately prior thereto, and Tenant shall be liable for all costs and expenses incurred by Landlord in connection therewith, which shall be due and payable upon demand and shall bear interest from the demand date until paid.

              ARTICLE 9 - LANDLORD'S INTEREST NOT SUBJECT TO LIENS

9.1.    LIENS, GENERALLY.

Tenant shall not create or cause to be imposed, claimed or filed upon the Premises, the Office Complex or the Land or upon any portion or portions thereof, or upon the interest of Landlord therein, any lien, claim of lien, order for the payment of money, charge or the encumbrance whatsoever. If any such lien, order, charge or other encumbrance shall be imposed, claimed or filed, Tenant shall, at its sole cost and expense, cause the same to be fully paid and satisfied or otherwise discharged of record by bonding or otherwise not later than seven (7) days following the earlier of (a) demand from Landlord that the same be paid and satisfied or discharged of record or (b) the filing for record of such lien, order, charge or other encumbrance. Tenant shall indemnify and save and hold Landlord harmless from and against any and all costs, liabilities, suits, penalties, claims and demands whatsoever, and from and against any and all attorneys' fees, at both trial and all appellate



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levels, resulting or on account of any such lien. In the event that Tenant shall fail to comply with the foregoing provisions of this Section, such failure shall constitute a default hereunder and Landlord shall have, in addition to its other rights under this Lease, the option of paying, satisfying or otherwise discharging (by bonding or other) such lien, charge or encumbrance and Tenant agrees to reimburse Landlord, upon demand and as Additional Rent, for all sums so paid and for all costs and expenses incurred by Landlord in connection therewith, together with interest thereon, until paid.

9.2.    MECHANICS LIENS.

Landlord's interest in the Premises shall not be subjected to liens of any nature by reason of Tenant's construction, alteration, repair, restoration, replacement or reconstruction of any improvements on or in the Premises, including those arising in connection with or as an incident to the construction of any tenant improvements or permitted Alterations, or by reason of any other act or omission of Tenant (or of any person claiming by, through or under Tenant) including, but not limited to, mechanics' and materialmen's liens. All persons dealing with Tenant are hereby placed on notice that such person shall not look to Landlord or to Landlord's creditor's assets (including Landlord's interest in the Premises, Office Complex or Land) for payment or satisfaction of any obligations incurred in connection with the construction, alteration, repair, restoration, replacement or reconstruction thereof by or on behalf of Tenant. Tenant has no power, right or authority to subject Landlord's interest in the Premises, Office Complex or Land to any mechanic's or materialmen's lien or claim of lien or any other encumbrance whatsoever. If a lien, a claim of lien or an order for the payment of money shall be imposed against the Premises, Office Complex or Land on account of work performed, or alleged to have been performed, for or on behalf of Tenant, Tenant shall, within seven (7) days after written notice of the imposition of such lien, claim or order, cause the Premises, Office Complex and Land to be released therefrom by the payment of the obligation secured, by furnishing a bond or by any other method prescribed or permitted by law. If a lien is released, Tenant shall promptly furnish Landlord with a written instrument of release in form for recording in the office of the Clerk of the Circuit Court, Broward County, Florida, and otherwise sufficient to establish the release as a matter of record.

9.3.    NOTICE OF COMMENCEMENT.

Prior to commencement by Tenant of any Alterations for which a Notice of Commencement is required pursuant to Chapter 713, Florida Statutes (or its successor), Tenant shall record such a notice in the office of the Clerk of the Circuit Court, Broward County, Florida, identifying Tenant as the party for whom such work is being performed and requiring the service of copies of all notices, liens or claims of lien upon Landlord. Any such Notice of Commencement shall clearly reflect that the interest of Tenant in the Premises is that of a leasehold estate and shall also clearly reflect that the interest of Landlord as the fee simple owner of the Premises shall not be subject to mechanics or materialmen's liens on account of the work which is the subject of such Notice of Commencement. A copy of any such Notice of Commencement shall be furnished to and approved by Landlord and its attorneys prior to the recording thereof, as aforesaid.



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               ARTICLE 10 - KEYS, SIGNS, FURNISHING AND EQUIPMENT

10.1.   ACCESS CARDS AND KEYS.

Landlord shall provide appropriate access cards and keys to the Office Complex and Premises for Tenant's officers, directors and employees working on the Premises. Additional access cards and keys will be provided upon Tenant's reasonable request at no additional cost. Access cards and keys which are lost by Tenant, Tenant's officers, directors and employees will be replaced at a cost of Twenty and No/100 ($20.00) per access card or key, which cost may be adjusted by Landlord from time to time. Landlord may restrict access to secured areas in the Office Complex and Premises.

10.2.   SIGNS.

No sign, advertisement or notice (collectively "Signs") shall be inscribed, painted, affixed or otherwise displayed on any part of the exterior or the interior of the Premises, Office Complex or Land, except on the directories and the doors of offices and such other areas as are reasonably designated by Landlord, and then only in such place, number, size, color and style as are approved by Landlord in its sole discretion. All of Tenant's Signs that are approved by Landlord shall be installed and maintained by Landlord, at Tenant's sole cost and expense. If any Sign that has not been approved by Landlord is exhibited, displayed or installed by Tenant, Landlord shall have the right to remove the Sign at Tenant's expense.

10.3.   PROHIBITED ADVERTISING.

Landlord shall have the right to prohibit any distasteful advertising or solicitation of or by Tenant which in Landlord's reasonable opinion tends to impair the reputation of the Office Complex or its desirability as a high-quality office building and, upon written notice from Landlord, Tenant shall immediately refrain from and discontinue any such advertising.

10.4.   LANDLORD'S SIGNAGE RIGHTS.

Landlord reserves the right to affix, install and display signs, advertisements and notices on any part of the exterior or interior of the Office Complex.

                      ARTICLE 11 - INSPECTION BY LANDLORD

Landlord and its agents and representatives shall have the right to enter the Premises at any time (except with respect to the enclosed office area of the Premises for which the Landlord will provide reasonable advance notice to Tenant in light of the circumstances), without charge therefor to Landlord and without diminution of the rent payable by Tenant, to examine, inspect and protect the Premises and the Office Complex, to make such alterations and/or repairs as Landlord deems necessary, or to exhibit the same to prospective tenants during the last one hundred eighty (180) days of the Lease Term, provided, however, that Landlord shall not hereby assume any responsibility for the performance of any of Tenant's obligations hereunder, nor any liability for the improper performance thereof. In connection with any such entry, Landlord shall endeavor to minimize the disruption to Tenant's use of the Premises and any such entry by Landlord shall be at Landlord's liability to the extent it acts unreasonably and causes damage to the Tenant's property.



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                             ARTICLE 12 - INSURANCE

12.1.   PROPERTY INSURANCE.

Tenant shall maintain all-risk property insurance upon all personal property and equipment situated in the Premises owned by Tenant or for which Tenant is legally liable and on fixtures and improvements installed in the Premises by or on behalf of Tenant. Such policies shall be for an adequate amount, with coverage against fire and other casualty, and with standard extended coverage, vandalism, malicious mischief, sprinkler leakage and water damage coverage.

12.2.   OTHER INSURANCE.

Tenant shall maintain or cause to be maintained Worker's Compensation insurance for all of Tenant's employees working in or at the Premises in an amount sufficient to comply with applicable laws or regulations. Tenant shall maintain comprehensive general liability insurance in the amount of at least $2,000,000 combined single limit naming Landlord (and any mortgagee which Landlord designates in writing to Tenant) as an additional insured, and shall maintain insurance against such other perils and in such amounts as Landlord and any mortgagee of Landlord may from time to time reasonably require in writing.

12.3.   REQUIREMENTS.

All policies of insurance required of Tenant hereunder shall contain a severability of interest clause, a cross-liability clause, shall be primary and shall not call into contribution any other insurance available to Landlord.

12.4.   FAILURE TO PROCURE INSURANCE.

In the event Tenant shall fail to procure insurance required under this Article and fail to maintain the same in full force and effect continuously during the Lease Term, Landlord shall, upon ten (10) days prior written notice to Tenant, be entitled to procure the same and Tenant shall immediately reimburse Landlord upon demand for such premium expense as Additional Rent.

12.5.   WAIVER OF SUBROGATION.

Each of Landlord and Tenant hereby releases the other to the extent of its insurance coverage, from any and all liability for any loss or damage caused by fire or any of the extended coverage casualties, even if such fire or other casualty shall be brought about by the fault or negligence of the other party, or any person under such other party, provide, however, this release shall be in force and effect only with respect to loss or damage occurring during such time as the releaser's policies of fire and extended coverage insurance shall contain a clause to the effect that this release shall not affect such policies or the right of the releaser to recover thereunder. Each of Landlord and Tenant agrees that its fire and extended coverage insurance policies shall include such a clause so long as the same is obtainable and is included without extra cost, or if such extra cost is chargeable therefor, so long as the other party pays such extra cost. If extra cost is chargeable therefor, each party will advise the other thereof and of the amount thereof, and the other party, at its election, may pay the same but shall not be obligated to do so.



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12.6.   INSURANCE BY LANDLORD.

Landlord shall obtain and maintain insurance coverage in connection with the use and operation of the Office Complex, which shall include, but not be limited to, fire and extended coverage at full replacement value; comprehensive general public liability insurance; difference in conditions; excess limits of liability insurance (umbrella coverage); and any and all other insurance, including boiler and machinery insurance as Landlord may require to adequately protect the interest of Landlord in the Office Complex and Landlord against liability.

12.7.   INCREASE IN LANDLORD'S INSURANCE PREMIUM.

Tenant shall not conduct or permit to be conducted any activity, or place any equipment, sign or furnishing, in or about the Premises or the Office Complex, which will in any way increase the rate of fire insurance or other insurance on the Office Complex. If any increase in the rate of fire insurance or other insurance is stated by any insurance company or by the applicable Insurance Rating Bureau to be due to any activity or equipment of Tenant in or about the Premises or the Office Complex, such statement shall be conclusive evidence that the increase in such rate is due to such activity or equipment and, as a result thereof, Tenant shall be liable for the amount of such increase. Tenant shall reimburse Landlord for such amount upon written demand from Landlord, together with interest until paid, and such sum shall be considered Additional Rent payable hereunder.

                      ARTICLE 13 - SERVICES AND UTILITIES

13.1.   SERVICES, UTILITIES AND TELEPHONE EQUIPMENT.

Landlord shall furnish to the Premises year-round ventilation and air-conditioning and heat during the seasons when they are required, as determined in Landlord's reasonable judgment. Landlord shall also provide reasonably adequate electricity, water, sewer and janitorial service after 6:00 p.m. on Monday through Friday only (excluding legal holidays), as determined in Landlord's reasonable judgment.

13.2.   NORMAL HOURS.

The services and utilities required to be furnished by Landlord, other than electricity, water and sewer, will be provided only during the normal hours of operation of the Office Complex, except as otherwise specified herein. The normal hours of operation of the Office Complex will be 8:00 a.m. to 6:00 p.m. on Monday through Friday (except legal holidays), and 8:00 a.m. to l:00 p.m. on Saturdays, except that the normal hours of operation of the computer room within the Office Complex will be 24 hours per day, 365 days per year. There will be no normal hours of operation of the Office Complex on Sundays or legal holidays (except for the computer room) and Landlord shall not be obligated to maintain or operate the Office Complex at such times unless special arrangements are made by Tenant. If Tenant occasionally requires air conditioning or heat beyond the normal hours of operation set forth herein, Landlord will furnish such air conditioning or heat, provided Tenant gives Landlord's agent sufficient advance notice of such requirement and the Tenant shall be required to pay any costs or expenses in connection with providing such air conditioning or heat. The normal hours of operation may be altered in the event of an emergency.

13.3.   INTERRUPTIONS.

Landlord shall have no liability to Tenant whatsoever as a result of Landlord's failure or inability to furnish any of the utilities or services required to be furnished by Landlord hereunder, whether resulting from breakdown, unavailability, removal from service for maintenance or repairs, strikes, scarcity of labor or materials, acts of God, governmental requirements or from any other cause whatsoever unless caused by the wrongful acts or gross negligence of Landlord. No such failure or inability of Landlord to furnish the utilities or services required hereunder shall be deemed or considered to be or constitute an eviction, actual or constructive, of Tenant from the Premises, nor shall it entitle Tenant to terminate this Lease or to receive an abatement of any rent payable hereunder.

13.4.   ENERGY CONSERVATION CONTROL.

Tenant shall comply with all mandatory and voluntary energy conservation controls and requirements applicable to office buildings that are imposed or instituted by any federal, state or local governmental body, including, without limitation, controls on the permitted range of temperature settings in office buildings, and requirements necessitating curtailment of the volume of energy consumption or the hours of operation of the Office Complex. Any terms or conditions of this Lease that conflict or interfere with compliance with such controls or equipment shall be suspended for the duration of such controls or requirements. Tenant's compliance with such controls or requirements shall not be deemed or considered to be or constitute an eviction, actual or constructive, of Tenant from the Premises, nor shall such compliance entitle Tenant to terminate this Lease or to receive an abatement of any rent payable hereunder.

         ARTICLE 14 - LIABILITY OF LANDLORD, INDEMNIFICATION BY TENANT

14.1.   LIABILITY OF LANDLORD.

Landlord shall not be liable to Tenant, its employees, agents, business invitees, licensees, customers, clients, family members or guests for any damage, injury, loss, compensation or claim, including but not limited to claims for the interruption of or loss to Tenant's business, based on, arising out of or resulting from any cause whatsoever, including, but not limited to (a) repairs to any portion of the Premises or the Office Complex; (b) interruption in Tenant's use of the Premises; (c) any accident or damage resulting from the use or operation (by Landlord, Tenant or any other person or persons) of elevators, or of heating, cooling, electrical or plumbing equipment or apparatus; (d) the termination of this Lease by reason of the condemnation or destruction of the Premises or the Office Complex in accordance with the provisions of this Lease; (e) any fire, robbery, theft, mysterious disappearance or other casualty; (f) the actions of any other tenants or occupants of the Office Complex or of any other person or persons; and (g) any leakage in any part or portion of the Premises or the Office Complex, whether from water, rain or other precipitation that may leak into, or flow from, any part of the Premises or the Office Complex, or from drains, pipes or plumbing fixtures in the Premises or the Office Complex; unless caused by the wrongful acts or gross negligence of Landlord.

Any goods, property or personal effects stored or placed by Tenant or its employees in or about the Premises or Office Complex shall be at the sole risk of Tenant, and Landlord shall not in any manner be held responsible therefor; unless caused by the wrongful acts or gross negligence of Landlord.

It is understood that the employees of Landlord are prohibited from receiving any packages or other articles delivered to the Office Complex for Tenant, and if any such employee receives any such package or articles, such employee shall be acting as the agent of Tenant for such purposes and not as the agent of Landlord.

Notwithstanding the foregoing provisions of this Section, Landlord shall not be released from liability to Tenant for any damage or injury caused by the willful misconduct of Landlord or its employees; provided, however, in no event shall Landlord have any liability to Tenant for any damages based on the interruption of or loss to Tenant's business; unless caused by the wrongful acts or gross negligence of Landlord.

14.2.   INDEMNIFICATION OF LANDLORD.

Tenant shall defend, indemnify and save and hold Landlord harmless from and against any and all liabilities, obligations, losses, damages, injunctions, suits, actions, fines, penalties, claims, demands, costs and expenses of every kind or nature, including reasonable attorneys' fees (but not against any of the same to the extent that a willful act or omission of Landlord gave rise thereto), arising directly or indirectly from or out of (a) any failure by Tenant to perform any of the terms, provisions, covenants or conditions of this Lease on Tenant's part to be performed including, without limitation, the failure to comply with the rules and regulations for which provisions are made in Article XV; (b) any accident, injury, or damage which shall happen at, in or upon the Premises, however occurring; (c) any matter or thing growing out of the condition, occupation, maintenance, alteration, repair, use or operation by Tenant (or its employees, agents, invitees, customers or contractors) of the Premises, or the operation of the business conducted therefrom; (d) any failure of Tenant, and/or its employees, agents, invitees, customers, licensees, or contractors, to comply with any laws, ordinances, requirements, orders, directions, rules or regulations or any governmental authority; (e) any contamination of the Premises or the Office Complex occasioned by the use, transportation, storage, spillage or discharge thereon, therein or therefrom of any toxic or hazardous chemicals, compounds, materials or substances, by Tenant or its employees, agents, invitees, customers, licensees or contractors; (f) any use, generation, manufacture, storage, or release of any Hazardous Materials in or about the Premises, the Office Complex or the Land, or the groundwater thereof, or any discharge of toxic or hazardous sewage or waste materials from the Premises into any sanitary sewer system serving the premises or the Office Complex, whether by Tenant, its employees, agents, invitees, customers, licensees or contractors; and (g) any other wrongful act or gross neglect of Tenant, its employees, agents, invitees, customers, licensees, or contractors.

Tenant's indemnity obligation under this Section and elsewhere in this Lease arising prior to the termination of this Lease shall survive any such termination.

The Landlord shall defend, indemnify and save and hold the Tenant harmless from and against any and all liabilities, obligations, losses, damages, injunctions, suits, actions, fines, penalties, claims, demands, costs and expenses of every kind or nature, including reasonable attorneys' fees (but not against any of the same to the extent that a willful act or omission of Tenant gave rise thereto) arising directly or indirectly from the Landlord's wrongful acts or gross neglect.

14.3.   NOTICE OF CLAIM OR SUIT.

Tenant shall promptly notify Landlord of any claim, action, proceeding or suit instituted or threatened against Landlord of which Tenant received written notice or of which Tenant acquires knowledge. In the event Landlord is made a party to any action for damages or other relief against which Tenant has indemnified Landlord, as aforesaid, Tenant shall defend Landlord, pay all costs and shall provide effective counsel to Landlord in such litigation, or, at Landlord's option, shall pay all reasonable attorneys' fees and costs incurred by Landlord in connection with its own defense or settlement of said litigation.

14.4.   TRANSFER OF OFFICE COMPLEX.

In the event that at any time Landlord shall sell or transfer the Office Complex, or that portion thereof which includes the Premises, provided the purchaser or transferee assumes the obligations of Landlord hereunder, Landlord named herein shall not be liable to Tenant for any obligations or liabilities based on or arising out of events or conditions occurring on or after the date of such sale or transfer. Furthermore, Tenant agrees to attorn to any such purchaser or transferee upon all terms and conditions of this Lease. Upon any sale of the Office Complex by Landlord, the Landlord shall notify the Tenant of the name and address of such transferee.

14.5.   NO OFFSET AGAINST RENT.

In the event that Tenant shall at any time during the Lease Term have a claim against Landlord, Tenant shall not have the right to offset or deduct the amount allegedly owed by Landlord to Tenant against or from any rent or other sums payable by Tenant to Landlord hereunder, except as otherwise expressly set forth herein, it being understood that Tenant's sole remedy for recovering upon such claim shall be to institute an independent action against Landlord.

14.6.   LIMITATION OF LIABILITY OF LANDLORD.

In the event Tenant is awarded a money judgment against Landlord, Tenant's sole recourse for satisfaction of such judgment shall be limited to execution against the Office Complex assets of Landlord. In no event shall any employee, officer, director or shareholder of Landlord become or remain personally liable for the satisfaction of any claims or judgments that Tenant may have against Landlord.

                       ARTICLE 15 - RULES AND REGULATIONS

Tenant and its agents, employees, invitees, licensees, customers, clients, family members, guests and permitted subtenants shall at all times abide by and observe the rules and regulations for the Office Complex attached hereto as Exhibit "C" and made a part hereof by this reference. Landlord shall have the right from time to time to amend, modify, delete or add new and additional rules and regulations with respect to the safety, operation and maintenance of the Premises and the Office Complex and the comfort, quiet and convenience of the other tenants and occupants in the Office Complex, provided that notice thereof is given to Tenant and that such new or modified rules and regulations are not inconsistent with the provisions of this Lease and do not materially interfere with Tenant's use of the Premises for the permitted uses. Nothing contained in this Lease shall be construed as imposing upon Landlord any duty or obligation to enforce any such rules and regulations, or the terms conditions or covenants contained in any other lease, as against any other tenant, and Landlord shall not be liable to Tenant for the violation of any such rules or regulations by any other tenant or its employees, agents, business invitees, licensees, contractors, customers, clients, family member or guests. The failure by Landlord to enforce any such rules and regulations against Tenant or any other tenant of the Office Complex shall not constitute a waiver of Landlord's right to do so in the future nor any default hereunder by Landlord. If there is any inconsistency between this Lease and such rules and regulations, the provisions of this Lease shall govern.

                       ARTICLE 16 - DAMAGE OR DESTRUCTION

16.1.   DAMAGE OR DESTRUCTION.

If, during the Lease Term, the Premises or the Office Complex are totally or substantially damaged or destroyed from any cause, so as to render the Premises totally or substantially inaccessible or unusable, either party shall have the right, in their sole discretion, to terminate this Lease by giving written notice of such termination to other party within forty-five (45) days after the occurrence of such damage or destruction. If this Lease is terminated by either party pursuant to this Section, all rent payable hereunder shall be apportioned and paid to the date of such casualty. If this Lease is not terminated pursuant to this Section then, until the repair and restoration of the Premises is completed, Tenant shall be required to pay Base Rent and Additional Rent only for that part of the Premises that Tenant is able to use while repairs are being made, based on the ratio that the amount of usable rentable area bears to the total rentable area in the Premises; provided, however that there shall be no such reduction in Base Rent or Additional Rent if such damage was caused by the act or omission of Tenant or any of its employees, agents, licensees, subtenants, invitees, customers, clients, family members or guests. If such repairs and restorations are with respect to any such damage or destruction which was caused by the act or omission of Tenant or any of its employees, agents, licensees, subtenants, contractors, invitees, customers, clients, family members or guests, upon written demand from Landlord, Tenant shall pay to Landlord the amount by which such costs and expenses exceed the insurance proceeds, if any, received by Landlord on account of such damage or destruction together with such other losses or damages which Landlord may reasonably suffer or sustain on account thereof.

16.2.   TERMINATION OPTION.

Notwithstanding anything to the contrary contained herein, if the Office Complex is damaged or destroyed, whether or not the Premises are damaged or destroyed, from any cause to such an extent that the costs of repairing and restoring the Office Complex would exceed fifty percent (50%) of the replacement value of the Office Complex, Landlord or Tenant shall have the right to terminate this Lease by written notice to the other. This right of termination shall be in addition to any other right of termination provided in this Lease.

                           ARTICLE 17 - CONDEMNATION

17.1.   CONDEMNATION.

If the whole or a substantial part (as hereinafter defined) of the Premises, or the use or occupancy of the Premises, shall be taken or condemned for any public or quasi-public use or purpose (including a sale thereof under threat of such a taking), then this Lease shall terminate on the date title thereto vests in the condemning authority, and all rent payable hereunder shall be apportioned as of such date. If less than a substantial part of the Premises, or the use or occupancy thereof, is taken or condemned for any public or quasi-public use or purpose (including a sale thereof under threat of such a taking), then this Lease shall continue in full force and effect, except that the rent payable hereunder shall be equitably adjusted (on the basis of the ratio of the number of square feet of rentable area taken to the total rentable area in the Premises prior to such condemnation) as of the date title vests in the condemning authority. For purposes of this Section, a substantial part of the Premises shall be considered to have been taken if more than one-third (1/3) of the Premises is rendered unusable as a result of such condemnation.

17.2.   AWARD.

All awards, damages and other compensation paid by the condemning authority on account of such taking or condemnation (or sale under threat of such taking) shall belong to Landlord, and Tenant hereby assigns to Landlord all rights to such awards, damages and compensation. Tenant agrees not to make any claim against Landlord or the condemning authority for any portion of such award or compensation attributable to damages to the Premises, the value of the unexpired term of this Lease, the loss of profits or goodwill, leasehold improvements or severance damages. Nothing contained herein, however, shall prevent Tenant from pursuing a separate claim against the condemning authority for the value of furnishings, equipment and trade fixtures installed in the Premises at Tenant's expense and for relocation expenses.

                         ARTICLE 18 - DEFAULT BY TENANT

18.1.   EVENTS OF DEFAULT.

The occurrence of any of the following ("Events of Default") shall constitute a breach of and default under this Lease:

      (a) If Tenant shall fail to pay any installment of Base Rent or Additional Rent when due, or shall fail to pay when due any other payment required under this Lease and such failure to pay continues for a period of ten (10) days after Landlord delivers written notice to Tenant describing the default;

      (b) If Tenant shall violate or fail to comply with or perform any other term, condition, covenant or agreement to be performed or observed by Tenant under this Lease and such failure to perform continues for a period of thirty
(30) days after Landlord delivers written notice to Tenant describing the default;

      (c) If Tenant shall make a general assignment for the benefit of creditors;

      (d) If Tenant shall commence any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property;

      (e) If Tenant shall take any corporate action to authorize any of the actions set forth in paragraphs (c) or (d) above; or

     (f) If any case, proceeding or other action against Tenant or any guarantor of Tenant's obligations hereunder shall be commenced seeking to have an order for relief entered against it as debtor, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action (i) results in the entry of an order for relief against it which is not fully; stayed within seven (7) business days after the entry thereof, or (ii) remains undisguised for a period of sixty (60) days.

     (g) If Tenant's leasehold interest in the Premises or property therein shall be seized under any levy, execution, attachment or other process of court where the same shall not be vacated or stayed on appeal or otherwise within seven (7) days thereafter, or if Tenant's leasehold interest in the Premises is sold by judicial sale or otherwise;

     (h) If Tenant shall abandon the Premises;

     (i) If the Premises is used or permitted to be used for any purpose, or the conduct of any business or activity, not permitted by this Lease;

     (j) If any assignment, sublease or transfer shall be made or deemed to be made that is in violation of the provision of Article VI of this Lease;

     (k) If Tenant shall fail to abide by, comply with or conform to any of the rules and regulations established and promulgated by Landlord for and with respect to the Premises and the Office Complex.

18.2.    REMEDIES ON DEFAULT.
If any of the Events of Default specified in Section 18.1 of this Lease shall occur, Landlord, at any time thereafter, shall have and may exercise any rights or remedies available at law or in equity, including, but not limited to, the following rights and remedies:

     (a) Landlord may, pursuant to written notice thereof to Tenant, terminate this Lease and, peaceably or pursuant to appropriate legal proceedings, re-enter, retake and resume possession of the Premises for Landlord's own account and, for Tenant's breach of and default under this Lease, recover immediately from Tenant any and all rents and other sums and damages due or in existence at the time of such termination, including, without limitation, (i) all Base Rent (ii) all other sums, charges, payments, costs and expenses agreed and/or required to be paid by Tenant to Landlord hereunder, (iii) all reasonable costs and expenses of Landlord in connection with the recovery of possession of the Premises, including reasonable attorneys' fees and court costs, (iv) all free rent credits and rental abatements, if any, granted to Tenant as concessions in connection with this Lease, (v) all reasonable costs and expenses of Landlord in connection with any relating or attempted relating of the Premises or any part or parts thereof, including, without limitation, brokerage fees, necessary attorneys' fees and the cost of any alterations or repairs which may be reasonably required to so relate the Premises, or any part or parts thereof.

     (b) Landlord may, pursuant to any prior notice required by law, and without terminating this Lease, peaceably or pursuant to appropriate legal proceedings, reenter, retake and resume possession of the Premises for the account of Tenant, make such alterations of and repairs to the Premises as may be reasonably necessary in order to relate the same or any part or parts thereof and relate or attempt to relet the Premises or any part or parts thereof for such term or terms (which may be for a term or terms extending beyond the Lease Term), at such rents and upon such other terms and provisions as Landlord, in its sole, but reasonable, discretion, may deem advisable. If Landlord relets or attempts to relet the Premises, Landlord shall be the sole judge as to the terms and provisions of any new lease or sublease and of whether or not a particular proposed new tenant or subtenant is acceptable to Landlord. Upon any reletting, all rents, whether Base Rent or Additional Rent, received by Landlord from such reletting shall be applied, (a) first, to the payment of all costs and expenses of recovering possession of the Premises, (b) second, to the payment of any costs and expenses of such reletting, including brokerage fees, attorney's fees and the cost of any alterations, restorations and repairs reasonably required for such reletting; (c) third, to the payment of any indebtedness, other than rent, due hereunder from Tenant to Landlord, (d) fourth, to the repayment of Landlord of all free rent credits and rental abatements, if any, granted to tenant as concessions in connection with this lease, (e) fifth, to the payment of all rents due and unpaid hereunder, and (f) sixth, the residue, if any shall be held by Landlord and applied in payment of future rents the same may become due and payable hereunder.

     (c) If the rents received from such reletting during any period shall be less than that required to be paid during that period by Tenant hereunder, Tenant shall pay any such deficiency to Landlord within ten (10) days after demand therefor and, upon Tenant's failure to do so, Landlord shall immediately be entitled to institute legal proceedings for the recovery and collection of the same. Such deficiency shall be calculated and paid at the time each payment of rent shall otherwise become due under this Lease, or, at the option of Landlord, at the end of the Lease Term. Landlord shall, in addition, be immediately entitled to sue for and otherwise recover from Tenant any other damages occasioned by or resulting from any abandonment of the Premises or other breach of or default under this Lease other than a default in the payment of rent. No such re-entry, retaking or resumption of possession of the Premises by Landlord for the account of Tenant shall be construed as an election on the part of Landlord to terminate this Lease unless a written notice of such intention shall be given to Tenant. Notwithstanding any such re-entry and reletting or attempted reletting of the Premises or any part or parts thereof for the account of Tenant without termination, Landlord may at any time thereafter, upon written notice to Tenant, elect to terminate this Lease or pursue any other remedy available to Landlord for Tenant's previous breach of or default under this Lease; and

     (d) Landlord may, without re-entering, retaking or resuming possession of the Premises, sue for all rents, including Base Rent, and all other sums, charges, payments, costs and expenses due from Tenant to Landlord hereunder as they become due under this Lease.

18.3.    ADDITIONAL REMEDIES.
In addition to the remedies hereinabove specified and enumerated in Section 18.2, Landlord shall have the right of injunction and shall have and may exercise the right to invoke any other remedies allowed at law or in equity as if the remedies or re-entry, unlawful detailer proceedings and other remedies were not herein provided. Accordingly, the mention in this Lease of any particular remedy shall not preclude Landlord from having or exercising any other remedy set forth in this Lease or at law or in equity. Nothing herein contained shall be construed as precluding Landlord from having or exercising such lawful remedies as may be and become necessary in order to preserve Landlord's right or the interest of Landlord in the Premises and in this Lease, even before the expiration of the notice periods provided for in this Lease, if under the particular circumstances then existing the allowance of such notice periods will prejudice or will endanger the right sand estate of Landlord in this Lease and in the Premises.

18.4.    NO WAIVER.
If Landlord shall institute proceedings against Tenant and a compromise or settlement thereof shall be made, the same shall not constitute a wavier of the same or of any other covenant, condition or agreement set forth herein, nor of any of Landlord's rights hereunder. Neither the payment by or Tenant of a lesser amount than the installments of Base Rent, Additional Rent or of any sums due hereunder nor any endorsement or statement on any check or letter accompanying a check for payment of rent or other sums payable hereunder shall be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or other sums or to pursue any other remedy available to Landlord. No re-entry by Landlord, and no acceptance by Landlord of keys from Tenant, shall be considered an acceptance of a surrender of this Lease.

18.5.    LANDLORD MAY CURE TENANT'S DEFAULTS.
If Tenant defaults in the making of any payment or in doing of any act herein required to be made or done by Tenant, then Landlord may, but shall not be required to, make such payment or do such act. If Landlord, elects to make such payment or do such act, all reasonable costs and expenses incurred by Landlord, plus interest thereon at the highest rate allowable under the laws of the State of Florida from the date paid by Landlord to the date of payment thereof by Tenant, shall be immediately paid by Tenant to Landlord, provided, however, that nothing contained herein shall be construed as permitting Landlord to charge or receive interest in excess of the maximum legal rate then allowed by law. The taking of such action by Landlord shall not be considered as a cure of such default by Tenant or bar Landlord from pursuing any remedy to which it is otherwise entitled on account of such default.

18.6.    LANDLORD DEFAULT.
In the event that the Landlord shall default in its obligations under this Lease, which default is not cured within thirty (30) days after written notice from Tenant to Landlord (provided such 30 day time period shall be extended for a reasonable period of time if Landlord commences to cure within such time period and is proceeding with due diligence to complete such cure), then the Tenant shall be entitled to its remedies available at law or in equity for such breach

           ARTICLE 19 - SUBORDINATION, ATTORNMENT AND QUIET ENJOYMENT

19.1.    SUBORDINATION.
This Lease, Tenant's interest hereunder and Tenant's leasehold interest in and to the Premises, are hereby agreed by Tenant to be and are hereby made junior, inferior, subordinate and subject in right, title, interest, lien, encumbrance, priority, and all other respects to any mortgage or mortgages now in force and effect upon or encumbering any or all, or any combination, of the Premises and the Office Complex, or any parts thereof, and to all future modifications, extensions, renewals, consolidations and replacements of, and all amendments and supplements to any such mortgage or mortgages. With respect to any mortgage or mortgages executed after the date hereof, the same shall be deemed to be prior in dignity, lien and encumbrance to this Lease, Tenant's interest hereunder and Tenant's leasehold interest in and to the Premises, on the condition that the lender delivers a non-disturbance agreement to Tenant. The foregoing subordination provisions of this Section shall be automatic and self-operative without the necessity of the execution of any further instrument or agreement of subordination on the part of Tenant. However, Tenant agrees to execute and deliver, not later than fifteen (15) days after receipt of a written request therefor from Landlord or the holder or proposed holder of any mortgage, any reasonable instrument or agreement of subordination of this Lease, Tenant's interest hereunder or Tenant's leasehold interest in the Premises to any such mortgage or mortgages in confirmation or furtherance of or in addition to the foregoing subordination provisions of this Section, provided lender's non-disturbance agreement is also set forth therein. Failure to do so by Tenant shall, at Landlord's option, constitute a default by Tenant under this Lease and Landlord shall be entitled thereupon to exercise any and all remedies available to Landlord pursuant to this Lease or otherwise provided by law, including, without limitation, the cancellation and termination of this Lease without incurring any liability to Tenant on account thereof. The provisions of this Section are material considerations for an inducement of the execution of this Lease by Landlord and its demise of the Premises to Tenant. Accordingly, any breach or default by Tenant of its covenants and obligations hereunder shall be deemed to be and constitute a material and substantial breach and default of this Lease by Tenant.

19.2.    ATTORNMENT.
Tenant shall and hereby agrees to attorn, and be bound under all of the terms, provisions, covenants and conditions of this Lease, to any successor of the interest of Landlord under this Lease for the balance of the term of this Lease remaining at the time of the succession of such interest to such successor. In particular, in the event that any proceedings are brought for the foreclosure of any mortgage encumbering any or all, or a portion of, the Premises and the Office Complex, Tenant shall attorn to the purchaser at any such foreclosure sale and recognize such purchaser as Landlord under this Lease, subject, however, to all of the terms and conditions of this Lease. Tenant agrees that neither the purchaser at any such foreclosure sale nor the foreclosing mortgagee shall have any liability for any act or omission of Landlord, be subject to any offsets or defenses which Tenant may have as a claim against Landlord, or be bound by any advance rents which may have been paid by Tenant to Landlord more than one month in advance.

19.3.    QUIET ENJOYMENT.
Tenant, upon paying the minimum rent, additional rent and other charges herein provided for, and observing and keeping all covenants, agreements and conditions of this Lease on its part to be kept, shall quietly have and enjoy the Premises during the Lease Term without hindrance or molestation by anyone claiming by or through Landlord, subject, however, to the exceptions, reservations and conditions of this Lease.

                            ARTICLE 20 - END OF TERM

20.1.    SURRENDER OF PREMISES.
Upon the expiration or other termination of the Lease Term, Tenant shall surrender the Premises, broom clean, in the same order and condition in which they are in on the Lease Commencement Date, ordinary wear, tear and casualty (subject to the obligations of Tenant) excepted. All improvements to the Premises or the Office Complex made by either party shall remain upon and be surrendered with the Premises as a part thereof at the end of the Lease Term, except that if Tenant is not in default under this Lease, Tenant shall have the right to remove, prior to the expiration of the Lease Term, all movable furniture, furnishings and equipment installed in the Premises solely at the expense of Tenant. All damage and injury to the Premises or the Office Complex caused by such removal shall be repaired by Tenant, at Tenant's sole expense, or, at Landlord's option, Landlord may repair such damage at Tenant's expense, which shall be repaid to Landlord upon demand, with interest accruing until paid. If such property of Tenant is not removed by Tenant prior to the expiration or termination of this Lease, the same shall become the property of Landlord and shall be surrendered with the Premises as a part thereof. Notwithstanding any covenant or condition of this Article to the contrary, however, Landlord may require, in its sole discretion, that any or all improvements made by or on behalf of Tenant within or upon the Premises by removed upon the termination of this Lease, or upon any default by Tenant, and Tenant hereby agrees to cause same to be removed and the Premises to be restored, at Tenant's sole cost and expense, or, at Landlord's option, Landlord may remove and restore the same at Tenant's expense, which shall be repaid to Landlord upon demand, together with any and all damages Landlord may suffer or sustain by reason of the failure of Tenant to remove the same.

20.2.    HOLDING OVER.
If Tenant or any other person or party shall remain in possession of the Premises or any part thereof following the expiration of the term or earlier termination of this Lease without an extension agreement in writing between Landlord and Tenant with respect thereto, then in addition to any and all other rights and remedies available to Landlord for such holdover, the Tenant shall be deemed to be a tenant at sufferance, and during any such holdover, the rents and other amounts payable under this Lease by such tenant at sufferance shall be one hundred fifty percent (150%) of the rate or rates in effect immediately prior to the expiration of the Lease Term or earlier termination of this Lease. In no event, however, shall such holding over be deemed or construed to be or constitute a renewal or extension of this Lease.

                              ARTICLE 21 - PARKING

21.1.    PARKING.
During the Lease Term, Tenant shall have the use in common, on a non-exclusive, self-parking basis, with other tenants and occupants of the Office Complex, of the parking area adjacent to the Office Complex. The Tenant shall be entitled to use, on a non-exclusive basis, the parking which exists for the Office Complex, provided Landlord shall have the right to set aside designated parking as it may reasonably desire and if Landlord does so, then Landlord agrees that it will designate up to five (5) parking spaces for vice presidents and more senior officers of the Tenant.

21.2.    NO LIABILITY OF LANDLORD.
Landlord does not assume any responsibility for, and shall not be held liable for, any damage or loss to any automobiles or other vehicles parked in the parking lot or to any personal property located in parked vehicles, or for any injury sustained by any person in or about the parking lot, unless caused by the gross negligence or willful misconduct of Landlord.

                       ARTICLE 22 - RELOCATION OF TENANT

22.1.    RELOCATION.
Recognizing that the Office Complex is large and needs of Landlord and Tenant as to space may vary from time to time, and in order for Landlord to accommodate the needs of Landlord, Tenant and prospective tenants, Landlord expressly reserves the right, prior to and/or during the Lease Term, at Landlord's sole expense, to move Tenant upon at least five (5) business days notice from the data portions of the Premises (but not the enclosed office portions of the Premises) and relocate Tenant in other comparable space of Landlord's choosing of approximately the same dimensions and size within the Office Complex.

22.2.    NO INTERFERENCE.
During the relocation period Landlord will use reasonable efforts not to unduly interfere with Tenant's business activities and Landlord agrees to substantially complete the relocation within a reasonable time under all then-existing circumstances.

22.3.    ACKNOWLEDGMENT AND CONFIRMATION.
This Lease and each of its terms and conditions will remain in full force and effect and be applicable to any such new space and such new space will be deemed to be the Premises demised hereunder; upon request Tenant will execute such documents which may be requested to evidence, acknowledge and confirm the relocation (but it will be effective even in the absence of such confirmation.)

22.4.    EXPENSE OF RELOCATION.
Landlord's obligation for expenses of removal relocation will be the actual cost of relocating Tenant and making changes to Tenant's new space to cause the new space to be functional for Tenant's uses, and Tenant agrees that Landlord's exercise of its election to remove and relocate Tenant will not release Tenant in whole or in part from its obligations hereunder for the full Lease Term. No rights granted in this Lease to Tenant, including the right of peaceful possession and quiet enjoyment, will be deemed breached or interfered with by reason of Landlord's exercise of the relocation right reserved herein, provided Landlord complies with its obligations hereunder.

                        ARTICLE 23 - GENERAL PROVISIONS

23.1.    ENTIRE AGREEMENT; MODIFICATION; COUNTERPARTS.

This Lease and Exhibits "A" - "C" attached hereto contain and embody the entire agreement of the parties hereto and supersede all prior agreements, negotiations and discussions between the parties hereto. Any representation, inducement or agreement that is not contained in this Lease shall not be of any force or effect, and no rights, privileges, easements or licenses are being or shall be acquired by Tenant except as expressly set forth herein. Tenant hereby waives, as a material part of the consideration hereof, all claims against Landlord for rescission, damages or any other form or relief by reason of any alleged covenant, warranty, representation, agreement or understanding not contained in this Lease. This Lease may not be modified or changed in whole or in part in any manner other than by an instrument in writing duly signed by both parties hereto. This Lease may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document.

23.2.    NO PARTNERSHIP.
Nothing contained in this Lease shall be construed as creating a partnership or joint venture of or between Landlord and Tenant, or to create any other relationship between the parties hereto other than that of Landlord and Tenant.

23.3.    BROKERS.
Landlord and Tenant each represent and warrant to the other that neither of them has employed or dealt with any broker, agent or finder in carrying on the negotiations relating to this Lease. Each party shall indemnify and hold the other harmless from and against any claim or claims for brokerage or other commissions asserted by any broker, agent or finder engaged by the other party or with whom the other party has dealt.

23.4.    WAIVER OF JURY TRIAL.
Landlord and Tenant each hereby waive trial by jury in any action, proceeding or counterclaim brought by either of them against the other in connection with any matter arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant hereunder, Tenant's use or occupancy of the Premises, and/or any claim or injury or damage.

23.5.    WAIVER OF RIGHT OF REDEMPTION.
Tenant, for itself and for all persons claiming by, through or under it, hereby expressly waives any and all rights which are or may be conferred upon Tenant by any present or future law to redeem the Premises.

23.6.    VENUE.
The venue of any suit or proceeding brought for the enforcement of or otherwise with respect to this Lease shall always be lodged in the State Courts of the 17th Judicial Circuit in and for Broward County, Florida regardless of whether, under any applicable principle of law, venue may also be properly lodged in the courts of any other Federal, State or County jurisdiction.

23.7.    NOTICES.
All notices or other communications required hereunder shall be in writing and shall be deemed duly given on the date delivered, if in person (with receipt therefor), or three (3) days following posting with the United States Mail, if sent by certified or registered mail, return receipt requested, postage prepaid, to the following address: (i) if to Landlord at 110 S.E. 6th Street, 20th Floor, Fort Lauderdale, Florida 33301, Attention: Real Estate/Legal, with a copy to 110 S.E. 6th Street, 7th Floor, Fort Lauderdale, Florida 33301, Attention:
Facilities Manager with a copy to Ruden, McClosky, Smith, Schuster & Russell, P.A., 200 East Broward Boulevard, Fort Lauderdale, Florida 33301, Attention:
Barry Somerstein, Esq.; (ii) if to Tenant, at 200 South Andrews Avenue, Fort Lauderdale, Florida 33301, Attn: General Counsel; with a copy to Akerman, Senterfitt & Eidson, P.A., 350 East Las Olas Boulevard, Suite 1600, Fort Lauderdale,

Florida 33301, Attention: David A. Reed, Esq.. Either party may change its address for the giving of notices by notice given in accordance with this Section.

23.8.    RULES OF CONSTRUCTION.
If any provision of this Lease or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and enforced to the fullest extent permitted by law. Feminine or neuter pronouns shall be substituted for those of the masculine form, and the plural shall be substituted for the singular number, in any place or places herein in which the context may require such substitution. Article and section headings are used herein for the convenience of reference and shall not be considered when construing or interpreting this Lease.

23.9.    SUCCESSORS AND ASSIGNS.
The provisions of this Lease shall be binding upon, and shall inure to the benefit of, the parties hereto and each of their respective representatives, successors and assigns, subject to the provisions hereof restricting assignment, transfer or subletting by Tenant.

23.10.   WAIVER.
No release, discharge or waiver of any provision hereof shall be enforceable against or binding upon Landlord or Tenant unless in writing and executed by Landlord or Tenant, as the case may be. Neither the failure of Landlord or Tenant to insist upon a strict performance of any of the terms, provisions, covenants, agreements and conditions hereof, nor the acceptance of rent by Landlord with knowledge of a breach of this Lease by Tenant in the performance of its obligations hereunder, shall be deemed a waiver of any rights or remedies that Landlord or Tenant may have or a waiver of any subsequent breach or default in any of such terms, provisions, covenants, agreements and conditions.

23.11.   COSTS AND ATTORNEYS' FEES.
If either party shall bring an action to recover any sum due hereunder, or for any breach hereunder, the court may award to the prevailing party its reasonable costs and reasonable attorneys' fees, specifically including reasonable attorneys' fees incurred in connection with any appeals, whether or not taxable as such by law.

23.12.   GOVERNING LAW.
This Lease shall be governed by and construed in accordance with the laws of the State of Florida.

23.13.   TIME OF THE ESSENCE.
Time is of the essence of each provision of this Lease.

23.14.   NO RECORDING.
This Lease shall not be recorded.

23.15.   RADON GAS NOTIFICATION.
In accordance with the requirements of Florida Statutes Section 404.56(8) the following notice is hereby given:

         RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your County Public Health Unit.

23.16.   TERMINATION RIGHT.
At any time during the Lease Term, Tenant shall have the right to terminate this Lease upon six (6) months advance written notice to Landlord (the "Termination Notice"). The date of termination of this Lease shall be the date (the "Termination Date") stated in Tenant's Termination Notice and will be no less than six (6) months after the date of Tenant's Termination Notice. On or prior to the Termination Date, Tenant will surrender possession of the Premises to Landlord in accordance with the provisions of this Lease, as if the Termination Date were the Lease Expiration Date of this Lease. Upon termination of this Lease, both parties shall be released from all obligations hereunder, except that all indemnifications shall survive with respect only to events or matters occurring prior to termination.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease under seal on or as of the day and year first above written.


Signed, sealed and delivered                LANDLORD
in the presence of:                         --------

                                            CORPORATE PROPERTIES HOLDING,
                                            INC., a Delaware corporation

__________________________________          By: ________________________________
Print Name:_______________________          Name:_______________________________
                                            Title:______________________________

__________________________________
Print Name:_______________________

                                            TENANT
                                            ------

                                            ANC RENTAL CORPORATION,
                                            a Delaware corporation

__________________________________          By: ________________________________
Print Name:_______________________          Name:_______________________________
                                            Title:______________________________

__________________________________
Print Name:_______________________









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